                                                                   EXHIBIT 10.18


                                    AGREEMENT

      THIS AGREEMENT is entered into as of February 6, 1997, by and among Taylor Capital Group, Inc. ("TCG"), Cole Taylor Financial Group, Inc. ("CTFG") and those certain persons listed on Exhibit A hereof (the "Taylor Family"), for the purposes described below.

                                    RECITALS

      WHEREAS, the Taylor Family and CTFG have entered into an Amended and Restated Share Exchange Agreement dated as of June 12, 1996 (the "Share Exchange Agreement");

      WHEREAS, pursuant to Section 7(c) of the Share Exchange Agreement, the Taylor Family has formed TCG; and

      WHEREAS, pursuant to Section 7(c) of the Share Exchange Agreement, TCG shall assume certain obligations and shall indemnify CTFG for certain liabilities;

      NOW THEREFORE, the parties agree as follows:

      1. Capitalized Terms. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Share Exchange Agreement.

      2. Entry, Ratification and Approval. TCG hereby enters into, ratifies and approves the Share Exchange Agreement and all of the related transactions required or contemplated by the terms thereof in the manner set forth in this Agreement.

      3. Newco Stock. Unless the Share Exchange Agreement has been terminated by the Taylor Family pursuant to Section 13(d) of the Share Exchange Agreement, TCG shall indemnify and hold harmless CTFG against all costs and liabilities related to (a) the offer and sale of New Bank Securities or Newco Stock, including but not limited to all underwriting, accounting, legal, printing, filing fee and other expenses of such offer(s) and sale(s) and any liabilities for misstatements or omissions in the offering documents related thereto or any part thereof and (b) the preparation, filing, amendment and withdrawal of the Common Registration Statement.

      4. Private Letter Ruling. For the two year period following the Closing Date, unless the Taylor Family has received a written opinion from a nationally recognized tax counsel, which opinion shall be reasonably satisfactory in form and substance to tax counsel for CTFG, that the desired transactions and any transaction related thereto shall neither affect the qualification of the exchange of Newco Stock for CTFG Stock under Section 355 of the Code nor affect the validity of the Private Letter Ruling (a "Tax Opinion"), (a) TCG shall cause the Bank to continue the active conduct of its banking business, (b) TCG shall not merge or consolidate with or into any other corporation, or cause the Bank to merge or consolidate with any other corporation, (c) TCG shall not liquidate or partially liquidate, or cause the Bank to liquidate or partially liquidate, (d) TCG shall not sell or transfer any significant part of its assets or permit the Bank to sell or transfer any significant part of its assets, (e) TCG shall not redeem or otherwise purchase any of its capital stock or permit the Bank to redeem or otherwise purchase any of its capital stock, and
(f) TCG shall not issue, or permit the Bank to issue, additional shares of its capital stock, except as contemplated by the Private Letter Ruling. Regardless of whether the Taylor Family has obtained the Tax Opinion, TCG shall not enter into any agreement, arrangement or understanding for transfer of control of the Bank for one year following the Closing Date (a "Transfer Arrangement"), and if TCG enters into a Transfer Arrangement more than one year but less than two years following the Closing Date, TCG shall remain responsible for ensuring that, and shall obtain a written contractual commitment from the other parties to the Transfer Arrangement that they shall ensure that, the Bank complies with the obligations contained in this Section 4, except to the extent that the Tax Opinion also opines that the qualification of the exchange of Newco Stock for CTFG Stock under Section 355 and the validity of the Private Letter Ruling will not be affected by the particular actions specified in the Tax Opinion. TCG and the Bank shall deliver a certificate of an officer as to compliance with this
Section 4 to CTFG on the last day of each calendar quarter until the end of the two year period after the Closing Date.

      5. Deconsolidation. After the Closing, TCG shall take such steps with CTFG and the Taylor Family in accordance with generally accepted accounting principles as are necessary to deconsolidate the Bank from CTFG for accounting purposes.

      6. Bank Obligations. TCG shall cause the Bank to assume the liability (and TCG shall and shall cause the Bank to indemnify CTFG and its subsidiaries against such liability) for the severance or change in control payments described in Section 10(j) (other than the first sentence thereof) of the Share Exchange Agreement. After the Closing, TCG shall cause the Bank to comply with its obligations under the third sentence of Section 3.1(a), the last sentence of
Section 5.2(a), the first sentence of Section 10(i), the second sentence of
Section 10(k), the second sentence of Section 10(m), Section 10(n), the second sentence of Section 15(a) and Section 16 of the Share Exchange Agreement.

      7. Other Provisions. TCG shall be bound by Sections 10(n), 15(c), 15(d), 16 and 17 (to the extent of its own expenses) of the Share Exchange Agreement to the same extent as if it were a party thereto. With respect to such Section 17, the fees and expenses of TCG are to be borne by TCG or the Taylor Family and not by CTFG.

      8. TCG and Bank Indemnity. After the Closing, TCG shall, and shall cause the Bank to, indemnify and hold harmless CTFG and its affiliates from and against any and all Losses (a) whenever incurred, arising or accrued, relating to the Bank or CT Mortgage or CTFG's ownership of securities in the Bank CT Mortgage or Alpha Capital Fund or (b) incurred, arising or accrued prior to the Closing and relating to Auto Sub. After the Closing, TCG shall, and shall cause the Bank to, indemnify and hold harmless CTFG and its affiliates from and against any and all Losses whenever incurred, arising or accrued, relating to TCG or CTFG's ownership of securities in TCG; provided, however, that TCG and the Bank shall have no obligation to provide any indemnity pursuant to this sentence for any Losses which are primarily the result of actions by CTFG.

      9. Indemnification by CTFG. CTFG hereby acknowledges that TCG and the Bank shall be entitled to indemnification pursuant to Sections 15(b), (c) and (d) of the Share Exchange Agreement to the same extent as the Taylor Family.

      10. Other Benefits. CTFG hereby acknowledges that TCG shall be entitled to all of the rights and benefits of the Share Exchange Agreement to the same extent as if it had been a party thereto.

      11. General Provisions.

      11.1 Amendments and Waiver. No amendment, waiver or consent with respect to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and any such written and signed amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      11.2 Notices. All notices, requests, consents, demands and other communications hereunder must be in writing.

      11.3 Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11.4 Successors and Assigns. This Agreement, and the rights and obligations of the parties hereunder, shall inure to and be binding on the parties hereto and their respective heirs, successors and assigns. No party may assign (by operation of law or otherwise) any rights, benefits, duties or obligations under this Agreement, without the prior written consent of the other parties hereto; provided, however, that TCG or CTFG may , without such consent, assign its rights under this Agreement to any successor in the event of a merger, consolidation, sale of all or substantially all its assets, liquidation or dissolution, if such assignee executes and delivers to the other parties hereto an agreement satisfactory in form and substance to such other parties under which such assignee assumes and agrees to perform and discharge all the obligations and liabilities of the assigning party. No permitted assignment by any party under this Section 11.4 shall relieve the assigning party of its obligations hereunder.

      11.5 Entire Agreement. This Agreement, the Share Exchange Agreement and the documents referred to herein contain the entire agreement and understanding among the parties with respect to the transactions contemplated hereby and supersede all other agreements, understandings and undertakings among the parties on the subject matter hereof.

      11.6 Severability. If any provision or provisions of this Agreement shall be held to be invalid or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision or provisions held invalid or unenforceable.

      11.7 Partial Invalidity. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      11.8 Governing Law. This Agreement shall be construed, enforced and interpreted in accordance with the substantive laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

      11.9 Taylor Family Designees. The Taylor Family members hereby appoint Jeffrey W. Taylor and Bruce W. Taylor, or either of them, to act as their designated representatives (the "Taylor Family Designees") for the purpose of exercising all power of the Taylor Family necessary to administer this Agreement, including, without limitation, the power to modify, amend or waive provisions under this Agreement, give consents or instructions, or give or receive notices and incur all out-of-pocket expenses including the reasonable fees and costs of attorneys or agents, which the Taylor Family Designees may find it necessary to engage in the performance of such Taylor Family Designees duties. Any notice, direction, consent or other act to be received or given by a Taylor Family member shall be deemed properly received or given if received or given by the Taylor Family Designees. The Taylor Family members, by unanimous written consent thereof delivered to TCG, may change at any time the Taylor Family Designees.

      11.10 No Amendment. Except as expressly provided herein, the Share Exchange Agreement shall remain in full force and effect with no amendment or alteration of any kind.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              TAYLOR CAPITAL GROUP, INC.

                              By:
                                    ------------------------------------
                              Its:
                                    ------------------------------------
                              Title:
                                    ------------------------------------


                              COLE TAYLOR FINANCIAL GROUP, INC.

                              By:
                                    ------------------------------------
                              Its:
                                    ------------------------------------
                              Title:
                                    ------------------------------------


                                    ------------------------------------
                                    Sidney J Taylor(1/)


                                    ------------------------------------
                                    Jeffrey W. Taylor


                                    ------------------------------------
                                    Bruce W. Taylor


                                    ------------------------------------
                                    Iris Taylor(2/)


                                    ------------------------------------
                                    Cindy Taylor Bleil

---------------
(1/) Individually and a trustee under self declaration of trust dated 9/17/96.

(2/) Individually and as trustee of the Taylor Annual Gift Trust FBO Stephanie Lynn Taylor, the Taylor Annual Gift Trust FBO Ryan Taylor, the Taylor Annual Gift Trust FBO Rebecca Inez Bleil, the Taylor Annual Gift Trust FBO Melissa Taylor, the Taylor Annual Gift Trust FBO Lisa Rebecca Taylor, the Taylor Annual Gift Trust FBO Cindy Taylor Bleil, the Taylor Annual Gift Trust FBO Jeffrey W. Taylor, the Taylor Annual Gift Trust FBO Elizabeth Ann Bleil, the Taylor Annual Gift Trust FBO Emily Taylor, the Taylor Annual Gift Trust FBO Adam Taylor, the Taylor Annual Gift Trust FBO Brett Daniel Taylor, the Taylor Annual Gift Trust FBO Brian Taylor, the Taylor Annual Gift Trust FBO Bruce W. Taylor.

                                    ------------------------------------
                                    Melvin E. Pearl, as Trustee(3/)


                                    ------------------------------------
                                    Susan Taylor, as Trustee of the
                                    Susan Taylor Trust



                                 Cole Taylor Bank, as Trustee(4/)

                                 By:
                                    ------------------------------------




---------------
(3/) As trustee of the Shirley Tark Great Grandchildrens Trust FBO Family of Jeffrey Taylor (a general partner of Taylor Family Partnership), the Shirley Tark Grandchildrens Trust FBO Bruce Taylor (a general partner of Taylor Family Partnership), the Shirley Tark Grandchildrens FBO Cindy Bleil (a general partner of Taylor Family Partnership), the Taylor 1992 Trust FBO Ryan Taylor, the Shirley Tark Great Grandchildrens Trust FBO Family of Cindy Taylor Bleil, the Shirley Tark Great Grandchildrens Trust FBO Family of Bruce Taylor, the Taylor 1992 Trust FBO Elliott Benjamin Taylor, the Taylor 1992 Trust FBO Elizabeth Ann Bleil, the Cindy L. Taylor Gift Trust, the Taylor 1992 Trust FBO Lisa Rebecca Taylor, the Taylor 1992 Trust FBO Rebecca Inez Bleil, the Jeffrey W. Taylor Gift Trust, the Taylor 1992 Trust FBO Stephanie Lynn Taylor, the Bruce Taylor Gift Trust, and the Taylor 1992 Trust FBO Brett Daniel Taylor.

(4/) As Trustee of the Trust FBO Sidney J. Taylor and the Iris Fund Tark.

                                    EXHIBIT A

                                  TAYLOR FAMILY


Directly Owned Shares
---------------------
Sidney Taylor                                  53,900
Jeffrey Taylor                                 86,880
Bruce Taylor                                  126,880
Cindy Bleil                                   126,880



Indirectly Owned Shares
-----------------------
Iris Taylor TR FBO Adam Taylor                 21,720
Melvin Pearl TR/BT Gift Trust                  26,480
Melvin Pearl TR/Brett Daniel Taylor             8,800
Iris Taylor TR/Brett Daniel Taylor             11,320
Iris Taylor TR/Brian Taylor                    21,720
Iris Taylor TR/Bruce Taylor                    21,720
Melvin Pearl TR/Tark/Bruce Taylor             211,320
Iris Taylor TR/Cindy Taylor Bleil              21,720
Melvin Pearl TR/Tark/Cindy Taylor
Bleil Gift Trust                              211,320
Melvin Pearl TR/Cindy Taylor                   26,520
Cole Taylor Bank/FBO SJT                       38,040
Cole Taylor Bank/Tark Iris Fund               152,200
Melvin Pearl TR/FBO E. Bleil                    8,800
Iris Taylor TR/FBO E. Bleil                     4,640
Melvin Pearl TR/FBO E. B. Taylor                8,800
Iris Taylor TR/FBO Emily Taylor                21,760
Melvin Pearl TR/Tark/Bruce Taylor             261,320
Melvin Pearl TR/Tark/C. Bleil                 261,320
Melvin Pearl TR/Tark/J. Taylor                261,320
Melvin Pearl TR/JWT Gift Trust                 26,520
Iris Taylor TR/FBO JWT                         17,800
Melvin Pearl TR/Tark/J. Taylor                211,320
Melvin Pearl TR/FBO Lisa Taylor                 4,800
Iris Taylor TR/FBO Lisa Taylor                 16,960
Iris Taylor TR/FBO Melissa Taylor              21,760

Indirectly Owned Shares
-----------------------
Melvin Pearl TR/FBO R. Bleil                    8,800
Iris Taylor TR/FBO R. Bleil                    11,320
Melvin Pearl TR/FBO Ryan Taylor                 8,800
Iris Taylor TR/FBO Ryan Taylor                  1,480
Iris Taylor TR/FBO Stephanie Taylor            16,960
Melvin Pearl TR/FBO Stephanie Taylor            4,800
Taylor Family Partnership                     750,000
Sidney J Taylor Trust under self              509,280
Susan Taylor Trust                             40,000